Exhibit 99.1

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Institutional Asset Mgmt			Mutual Funds			Private Wealth Mgmt			Asset Servicing
	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000
Trust fees	$561	$537	$510	$549	$538	$538	$305	$312	$313	$507	$439	$393
Other fee revenue	14	9	7	(5)	3	24	15	15	11	127	159	145
Net interest revenue (expense)	(29)	(13)	(3)	7	1	(8)	208	165	125	96	125	108

Total revenue	546	533	514	551	542	554	528	492	449	730	723	646
Credit quality expense	—	—	—	—	—	—	—	1	1	—	—	—
Operating expense:
Amortization of goodwill	—	11	11	—	11	10	—	16	15	—	6	6
Other expense	474	386	343	339	328	326	277	254	233	538	451	395

Total operating expense	474	397	354	339	339	336	277	270	248	538	457	401

Income from continuing operations before taxes (benefits)	72	136	160	212	203	218	251	221	200	192	266	245
Income taxes (benefits)	27	53	62	85	82	89	89	82	76	68	95	89

Income (loss) from continuing operations	45	83	98	127	121	129	162	139	124	124	171	156
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$45	$83	$98	$127	$121	$129	$162	$139	$124	$124	$171	$156

($ billions)
Average loans	$—	$—	$—	$—	$—	$—	$2.7	$2.3	$2.3	$—	$—	$—
Average assets (c)	$1.2	$0.9	$0.8	$0.7	$0.7	$0.7	$5.0	$4.8	$4.6	$4.4	$4.7	$4.6
Average deposits	$—	$—	$—	$—	$—	$—	$4.4	$4.2	$4.1	$3.4	$3.7	$3.5
Average common equity	$0.2	$0.2	$0.2	$0.4	$0.4	$0.3	$0.2	$0.2	$0.3	$0.5	$0.5	$0.4
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$332	$349	$322	$164	$152	$112	$44	$50	$56	$41	$41	$40
Market value of assets under administration or custody at period end (in billions)	$13	$6	$—	$—	$—	$—	$18	$21	$33	$2,129	$2,029	$2,202
Return on common equity	20%	37%	52%	31%	34%	40%	77%	61%	54%	27%	37%	37%
Pretax operating margin	13%	26%	31%	38%	38%	39%	48%	45%	45%	26%	37%	38%

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix A for results excluding the after-tax impact of goodwill amortization.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Human Resources Services			Treasury Services			Total Core Sectors			Other Activity			Consolidated Results
	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000
Trust fees	$1,059	$733	$470	$8	$7	$4	$2,989	$2,566	$2,228	$(1)	$(11)	$33	$2,988	$2,555	$2,261
Other fee revenue (b)	28	—	2	362	349	302	541	535	491	195	(303)	184	736	232	675
Net interest revenue (expense) (c)	(26)	(12)	(7)	471	394	369	727	660	584	(105)	(78)	(29)	622	582	555

Total revenue	1,061	721	465	841	750	675	4,257	3,761	3,303	89	(392)	188	4,346	3,369	3,491
Credit quality expense	—	—	—	6	2	9	6	3	10	166	(7)	(2)	172	(4)	8
Operating expense:
Amortization of goodwill	—	11	8	—	13	12	—	68	62	—	5	5	—	73	67
Other expense	1,004	669	440	475	441	402	3,107	2,529	2,139	19	48	55	3,126	2,577	2,194

Total operating expense	1,004	680	448	475	454	414	3,107	2,597	2,201	19	53	60	3,126	2,650	2,261

Income from continuing operations before taxes (benefits)	57	41	17	360	294	252	1,144	1,161	1,092	(96)	(438)	130	1,048	723	1,222
Income taxes (benefits) (d)	19	16	8	127	106	93	415	434	417	(34)	(147)	49	381	287	466

Income (loss) from continuing operations	38	25	9	233	188	159	729	727	675	(62)	(291)	81	667	436	756
Income from discontinued operations after-tax (e)	—	—	—	—	—	—	—	—	—	—	—	—	15	882	251

Net income (loss)	$38	$25	$9	$233	$188	$159	$729	$727	$675	$(62)	$(291)	$81	$682	$1,318	$1,007

($ billions)
Average loans	$—	$—	$—	$5.3	$5.6	$6.6	$8.0	$7.9	$8.9	$1.4	$1.9	$1.8	$9.4	$9.8	$10.7
Average assets (f)(g)	$1.9	$1.0	$0.7	$11.5	$10.1	$10.1	$24.7	$22.2	$21.5	$8.6	$10.6	$6.5	$33.7	$45.5	$46.7
Average deposits	$0.1	$0.1	$0.1	$9.8	$8.6	$7.3	$17.7	$16.6	$15.0	$1.3	$1.0	$1.4	$19.0	$17.6	$16.4
Average common equity	$0.3	$0.2	$0.1	$1.0	$0.8	$0.9	$2.6	$2.3	$2.2	$0.8	$1.4	$1.7	$3.4	$3.7	$3.9
Average Tier I preferred equity	$—	$—	$—	$0.2	$0.2	$0.3	$0.2	$0.2	$0.3	$0.8	$0.8	$0.7	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$581	$592	$530	$—	$—	$—	$581	$592	$530
Market value of assets under administration or custody at period end (in billions)	$116	$26	$32	$—	$—	$—	$2,276	$2,082	$2,267	$—	$—	$—	$2,276	$2,082	$2,267
Return on common equity (h)	14%	15%	10%	23%	22%	17%	28%	32%	31%	n/m	n/m	n/m	20%	12%	19%
Pretax operating margin (h)	5%	6%	4%	43%	39%	37%	27%	31%	33%	n/m	n/m	n/m	24%	21%	35%

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix A for results excluding the after-tax impact of goodwill amortization.
(b)	Consolidated results include FTE impact of $43 million, $40 million and $34 million for 2002, 2001 and 2000, respectively.
(c)	Consolidated results include FTE impact of $12 million, $8 million and $ 5 million for 2002, 2001 and 2000, respectively.
(d)	Consolidated results include FTE impact of $55 million, $48 million and $39 million for 2002, 2001 and 2000 respectively.
(e)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(f)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(g)	Consolidated average assets includes average assets of discontinued operations of $.4 billion, $12.7 billion and $18.7 billion for 2002, 2001 and 2000 respectively.
(h)	On a continuing operations basis.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifictions resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

INSTITUTIONAL ASSET MANAGEMENT—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$131	$114	$124	$141	$124	$122	$129	$162	$150	$136	$129	$146
Other fee revenue	1	2	3	1	(1)	3	5	2	4	2	2	6
Net interest revenue (expense)	(2)	(1)	(1)	1	(1)	(1)	(6)	(5)	(7)	(7)	(8)	(7)

Total revenue	130	115	126	143	122	124	128	159	147	131	123	145
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	3	3	3	2	3	3	2	3	—	—	—	—
Other expense	87	77	78	101	87	83	98	118	117	109	112	136

Total operating expense	90	80	81	103	90	86	100	121	117	109	112	136

Income from continuing operations before taxes (benefits)	40	35	45	40	32	38	28	38	30	22	11	9
Income taxes (benefits)	15	14	17	16	12	15	12	14	11	9	4	3

Income (loss) from continuing operations	25	21	28	24	20	23	16	24	19	13	7	6
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$25	$21	$28	$24	$20	$23	$16	$24	$19	$13	$7	$6

($ billions)
Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.8	$0.8	$0.8	$0.7	$0.7	$0.8	$1.0	$1.1	$1.2	$1.2	$1.3	$1.3
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$304	$316	$330	$322	$306	$318	$331	$349	$350	$334	$313	$332
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$6	$7	$7	$7	$13
Return on common equity	54%	47%	58%	50%	40%	44%	28%	39%	32%	24%	13%	11%
Pretax operating margin	31%	31%	36%	28%	27%	30%	22%	24%	20%	17%	9%	6%

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

MUTUAL FUNDS—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$134	$134	$138	$132	$128	$126	$140	$144	$142	$143	$135	$129
Other fee revenue	12	3	2	7	2	2	—	(1)	(1)	(1)	(2)	(1)
Net interest revenue (expense)	(3)	(2)	(1)	(2)	(1)	1	—	1	1	2	2	2

Total revenue	143	135	139	137	129	129	140	144	142	144	135	130
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	3	3	2	2	2	4	2	3	—	—	—	—
Other expense	81	84	82	79	79	73	84	92	84	86	83	86

Total operating expense	84	87	84	81	81	77	86	95	84	86	83	86

Income from continuing operations before taxes (benefits)	59	48	55	56	48	52	54	49	58	58	52	44
Income taxes (benefits)	24	19	23	23	20	21	22	19	24	23	22	16

Income (loss) from continuing operations	35	29	32	33	28	31	32	30	34	35	30	28
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$35	$29	$32	$33	$28	$31	$32	$30	$34	$35	$30	$28

($ billions)
Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.7	$0.7	$0.7	$0.7	$0.7	$0.6	$0.6	$0.7	$0.7	$0.7	$0.7	$0.7
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.3	$0.3	$0.3	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$109	$106	$113	$112	$120	$133	$131	$152	$164	$164	$162	$164
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	46%	36%	39%	39%	34%	36%	34%	33%	36%	34%	29%	26%
Pretax operating margin	41%	36%	39%	41%	37%	41%	38%	35%	41%	40%	39%	34%

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

PRIVATE WEALTH MANAGEMENT—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$74	$76	$78	$85	$81	$81	$80	$70	$80	$79	$75	$71
Other fee revenue	2	3	4	2	3	3	2	7	3	2	4	6
Net interest revenue (expense)	28	32	32	33	34	38	44	49	54	54	52	48

Total revenue	104	111	114	120	118	122	126	126	137	135	131	125
Credit quality expense	—	—	1	—	—	—	—	1	1	—	(1)	—
Operating expense:
Amortization of goodwill	3	4	4	4	4	3	5	4	—	—	—	—
Other expense	57	58	60	58	60	63	62	69	70	66	68	73

Total operating expense	60	62	64	62	64	66	67	73	70	66	68	73

Income from continuing operations before taxes (benefits)	44	49	49	58	54	56	59	52	66	69	64	52
Income taxes (benefits)	17	19	19	21	21	21	22	18	23	25	23	18

Income (loss) from continuing operations	27	30	30	37	33	35	37	34	43	44	41	34
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$27	$30	$30	$37	$33	$35	$37	$34	$43	$44	$41	$34

($ billions)
Average loans	$2.3	$2.2	$2.4	$2.4	$2.4	$2.3	$2.4	$2.4	$2.5	$2.7	$2.8	$2.7
Average assets (c)	$4.4	$4.6	$4.7	$4.8	$4.8	$4.7	$4.6	$5.2	$5.1	$5.0	$4.8	$5.0
Average deposits	$3.9	$4.1	$4.2	$4.2	$4.2	$4.0	$3.9	$4.6	$4.5	$4.4	$4.3	$4.5
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of total client assets at period end (in billions)	$97	$94	$93	$93	$84	$79	$71	$74	$74	$70	$64	$66
Return on common equity	50%	53%	51%	60%	59%	63%	66%	59%	84%	82%	78%	65%
Pretax operating margin	42%	44%	44%	48%	46%	46%	47%	41%	48%	51%	49%	41%

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

ASSET SERVICING—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$95	$101	$100	$97	$106	$115	$103	$115	$122	$134	$128	$123
Other fee revenue	44	36	32	33	43	41	37	38	30	34	37	26
Net interest revenue (expense)	22	26	29	31	31	28	31	35	28	24	23	21

Total revenue	161	163	161	161	180	184	171	188	180	192	188	170
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	2	1	1	2	1	2	1	2	—	—	—	—
Other expense	93	95	102	105	108	110	108	125	128	134	138	138

Total operating expense	95	96	103	107	109	112	109	127	128	134	138	138

Income from continuing operations before taxes (benefits)	66	67	58	54	71	72	62	61	52	58	50	32
Income taxes (benefits)	24	25	21	19	26	26	22	21	19	20	18	11

Income (loss) from continuing operations	42	42	37	35	45	46	40	40	33	38	32	21
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$42	$42	$37	$35	$45	$46	$40	$40	$33	$38	$32	$21

($ billions)
Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$4.1	$4.7	$4.7	$4.8	$5.0	$4.4	$4.7	$4.6	$4.2	$4.4	$4.7	$4.5
Average deposits	$3.2	$3.5	$3.5	$3.7	$3.9	$3.3	$3.8	$3.7	$3.2	$3.4	$3.4	$3.4
Average common equity	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.5	$0.4	$0.5	$0.4	$0.5
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$41	$43	$40	$40	$44	$43	$39	$41	$45	$43	$44	$41
Market value of assets under administration or custody at period end (in billions)	$2,215	$2,213	$2,256	$2,202	$2,193	$2,243	$2,030	$2,029	$2,162	$2,066	$2,071	$2,129
Return on common equity	42%	41%	35%	32%	40%	40%	33%	33%	29%	33%	28%	18%
Pretax operating margin	41%	41%	36%	34%	39%	39%	36%	32%	29%	30%	26%	19%

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m — not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

HUMAN RESOURCES SERVICES—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$105	$119	$115	$131	$181	$193	$179	$180	$279	$275	$240	$265
Other fee revenue	1	1	—	—	(1)	—	(2)	3	1	4	17	6
Net interest revenue (expense)	(1)	(2)	(1)	(3)	(2)	(4)	(3)	(3)	(6)	(6)	(7)	(7)

Total revenue	105	118	114	128	178	189	174	180	274	273	250	264
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	1	2	2	3	2	4	3	2	—	—	—	—
Other expense	107	108	106	119	160	169	165	175	252	256	246	250

Total operating expense	108	110	108	122	162	173	168	177	252	256	246	250

Income from continuing operations before taxes (benefits)	(3)	8	6	6	16	16	6	3	22	17	4	14
Income taxes (benefits)	(1)	4	2	3	6	6	3	1	8	6	1	4

Income (loss) from continuing operations	(2)	4	4	3	10	10	3	2	14	11	3	10
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$(2)	$4	$4	$3	$10	$10	$3	$2	$14	$11	$3	$10
($ billions)
Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.7	$0.7	$0.7	$0.7	$0.9	$0.9	$0.9	$1.2	$1.7	$1.7	$2.0	$2.0
Average deposits	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Average common equity	$0.1	$0.1	$0.1	$0.1	$0.2	$0.2	$0.2	$0.2	$0.3	$0.3	$0.3	$0.3
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$9	$9	$9	$32	$27	$28	$26	$26	$135	$121	$114	$116
Return on common equity	n/m	24%	18%	11%	23%	25%	9%	4%	21%	16%	4%	15%
Pretax operating margin	n/m	7%	6%	4%	9%	9%	4%	1%	8%	6%	2%	5%

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

TREASURY SERVICES—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$1	$1	$1	$1	$1	$3	$1	$2	$2	$2	$2	$2
Other fee revenue	71	76	77	78	83	88	87	91	87	90	91	94
Net interest revenue (expense)	88	93	94	94	94	98	105	97	113	120	124	114

Total revenue	160	170	172	173	178	189	193	190	202	212	217	210
Credit quality expense	4	3	2	—	1	—	1	—	1	—	1	4
Operating expense:
Amortization of goodwill	3	3	3	3	4	2	3	4	—	—	—	—
Other expense	94	100	103	105	105	113	108	115	113	118	117	127

Total operating expense	97	103	106	108	109	115	111	119	113	118	117	127

Income from continuing operations before taxes (benefits)	59	64	64	65	68	74	81	71	88	94	99	79
Income taxes (benefits)	22	23	24	24	25	27	30	24	31	34	36	26

Income (loss) from continuing operations	37	41	40	41	43	47	51	47	57	60	63	53
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$37	$41	$40	$41	$43	$47	$51	$47	$57	$60	$63	$53

($ billions)
Average loans	$7.4	$6.5	$6.3	$6.0	$5.9	$5.7	$5.3	$5.4	$5.3	$5.5	$5.4	$5.1
Average assets (c)	$10.7	$10.2	$9.7	$9.7	$10.7	$9.9	$9.9	$10.0	$10.1	$9.6	$12.7	$13.5
Average deposits	$6.9	$7.4	$7.1	$7.9	$9.0	$8.3	$8.6	$8.7	$8.5	$8.0	$11.0	$11.8
Average common equity	$0.9	$0.9	$1.0	$0.9	$0.9	$0.9	$0.8	$0.8	$1.1	$1.0	$1.1	$0.9
Average Tier I preferred equity	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	16%	18%	16%	18%	19%	21%	26%	24%	21%	24%	24%	21%
Pretax operating margin	37%	38%	37%	38%	39%	39%	42%	37%	44%	45%	45%	37%

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

TOTAL CORE SECTORS (a)

TOTAL CORE SECTORS—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$540	$545	$556	$587	$621	$640	$632	$673	$775	$769	$709	$736
Other fee revenue	131	121	118	121	129	137	129	140	124	131	149	137
Net interest revenue (expense)	132	146	152	154	155	160	171	174	183	187	186	171

Total revenue	803	812	826	862	905	937	932	987	1,082	1,087	1,044	1,044
Credit quality expense	4	3	3	—	1	—	1	1	2	—	—	4
Operating expense:
Amortization of goodwill	15	16	15	16	16	18	16	18	—	—	—	—
Other expense	519	522	531	567	599	611	625	694	764	769	764	810

Total operating expense	534	538	546	583	615	629	641	712	764	769	764	810

Income from continuing operations before taxes (benefits)	265	271	277	279	289	308	290	274	316	318	280	230
Income taxes (benefits)	101	104	106	106	110	116	111	97	116	117	104	78

Income (loss) from continuing operations	164	167	171	173	179	192	179	177	200	201	176	152
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$164	$167	$171	$173	$179	$192	$179	$177	$200	$201	$176	$152

($ billions)
Average loans	$9.7	$8.7	$8.7	$8.4	$8.3	$8.0	$7.7	$7.8	$7.8	$8.2	$8.2	$7.8
Average assets (c)	$21.4	$21.7	$21.3	$21.4	$22.8	$21.3	$21.7	$22.8	$23.0	$22.6	$26.2	$27.0
Average deposits	$14.2	$15.1	$14.9	$15.9	$17.2	$15.7	$16.4	$17.1	$16.3	$15.9	$18.8	$19.8
Average common equity	$2.1	$2.1	$2.2	$2.2	$2.3	$2.3	$2.2	$2.3	$2.6	$2.6	$2.6	$2.5
Average Tier I preferred equity	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Market value of assets under management at period end (in billions)	$511	$521	$540	$530	$520	$546	$547	$592	$610	$588	$562	$581
Market value of assets under administration or custody at period end (in billions)	$2,261	$2,257	$2,298	$2,267	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209	$2,276
Return on common equity	31%	32%	31%	31%	31%	33%	32%	31%	31%	31%	27%	24%
Pretax operating margin	33%	33%	34%	32%	32%	33%	31%	28%	29%	29%	27%	22%

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

OTHER ACTIVITY—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$24	$12	$(1)	$(2)	$(3)	$(2)	$(3)	$(3)	$—	$(1)	$1	$(1)
Other fee revenue	52	46	47	39	40	(114)	14	(243)	54	36	34	71
Net interest revenue (expense)	1	(8)	(10)	(12)	(13)	(22)	(23)	(20)	(25)	(31)	(27)	(22)

Total revenue	77	50	36	25	24	(138)	(12)	(266)	29	4	8	48
Credit quality expense	(1)	6	(11)	4	(16)	1	4	4	2	160	2	2
Operating expense:
Amortization of goodwill	2	—	2	1	2	—	2	1	—	—	—	—
Other expense	28	12	16	(1)	6	(2)	(18)	62	8	(9)	(8)	28

Total operating expense	30	12	18	—	8	(2)	(16)	63	8	(9)	(8)	28

Income from continuing operations before taxes (benefits)	48	32	29	21	32	(137)	—	(333)	19	(147)	14	18
Income taxes (benefits)	18	12	10	9	12	(47)	—	(112)	8	(52)	4	6

Income (loss) from continuing operations	30	20	19	12	20	(90)	—	(221)	11	(95)	10	12
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$30	$20	$19	$12	$20	$(90)	$—	$(221)	$11	$(95)	$10	$12

($ billions)
Average loans	$1.8	$1.8	$1.7	$1.9	$2.0	$2.1	$1.9	$1.6	$1.3	$1.5	$1.6	$1.4
Average assets (c)	$6.4	$6.3	$6.3	$7.2	$8.2	$9.4	$12.8	$12.0	$9.0	$10.3	$8.0	$7.2
Average deposits	$1.7	$1.3	$1.3	$1.3	$1.1	$1.0	$0.9	$0.8	$1.2	$2.0	$1.1	$0.9
Average common equity	$1.8	$1.7	$1.7	$1.8	$1.7	$1.4	$1.2	$1.5	$0.9	$0.8	$0.7	$0.8
Average Tier I preferred equity	$0.7	$0.7	$0.7	$0.7	$0.7	$0.7	$0.8	$0.8	$0.8	$0.8	$0.8	$0.8
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

CONSOLIDATED RESULTS—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$564	$557	$555	$585	$618	$638	$629	$670	$775	$768	$710	$735
Other fee revenue	183	167	165	160	169	23	143	(103)	178	167	183	208
Net interest revenue (expense)	133	138	142	142	142	138	148	154	158	156	159	149

Total revenue	880	862	862	887	929	799	920	721	1,111	1,091	1,052	1,092
Credit quality expense	3	9	(8)	4	(15)	1	5	5	4	160	2	6
Operating expense:
Amortization of goodwill	17	16	17	17	18	18	18	19	—	—	—	—
Other expense	547	534	547	566	605	609	607	756	772	760	756	838

Total operating expense	564	550	564	583	623	627	625	775	772	760	756	838

Income from continuing operations before taxes (benefits)	313	303	306	300	321	171	290	(59)	335	171	294	248
Income taxes (benefits)	119	116	116	115	122	69	111	(15)	124	65	108	84

Income (loss) from continuing operations	194	187	190	185	199	102	179	(44)	211	106	186	164
Income (loss) from discontinued operations after-tax (b)	59	60	62	70	65	(47)	13	851	5	3	5	2

Net income (loss)	$253	$247	$252	$255	$264	$55	$192	$807	$216	$109	$191	$166

($ billions)
Average loans	$11.5	$10.5	$10.4	$10.3	$10.3	$10.1	$9.6	$9.4	$9.1	$9.7	$9.8	$9.2
Average assets (c)(d)	$47.2	$46.9	$46.1	$46.7	$48.2	$45.8	$45.5	$42.5	$33.0	$33.4	$34.2	$34.2
Average deposits	$15.9	$16.4	$16.2	$17.2	$18.3	$16.7	$17.3	$17.9	$17.5	$17.9	$19.9	$20.7
Average common equity	$3.9	$3.8	$3.9	$4.0	$4.0	$3.7	$3.4	$3.8	$3.5	$3.4	$3.3	$3.3
Average Tier I preferred equity	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$511	$521	$540	$530	$520	$546	$547	$592	$610	$588	$562	$581
Market value of assets under administration or custody at period end (in billions)	$2,261	$2,257	$2,298	$2,267	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209	$2,276
Return on common equity (e)	20%	20%	19%	18%	20%	11%	21%	n/m	25%	13%	23%	19%
Pretax operating margin (e)	36%	35%	36%	34%	35%	21%	32%	n/m	30%	16%	28%	23%

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	Consolidated average assets includes average assets of discontinued operations of $1.0 billion, $.5 billion, $— billion and $— billion for the first, second, third and fourth quarter, respectively, of 2002;

$17.2 billion, $15.1 billion, $11.0 billion and $7.7 billion for the first, second, third and fourth quarter, respectively, of 2001; and

$19.4 billion, $18.9 billion, $18.5 billion and $18.1 billion for the first, second, third and fourth quarter, respectively, of 2000.

(e)	On a continuing operations basis.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—12 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2000 (a)				2001 (a)				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Investment management	$321	$307	$325	$345	$324	$332	$345	$374	$370	$355	$340	$349
Human resource services (b)	98	111	106	121	170	183	168	170	269	264	232	255
Institutional trust & custody	123	114	102	103	101	92	97	102	117	125	122	115
Securities lending revenue	22	25	22	16	23	31	19	24	19	24	16	16

Trust and investment fee revenue	564	557	555	585	618	638	629	670	775	768	710	735
Cash management revenue	45	52	52	53	53	61	62	63	68	71	72	74
Foreign exchange revenue	48	40	36	38	48	42	38	43	35	37	44	30
Securities trading revenue	3	1	7	5	7	5	1	10	4	6	14	13
Financing-related revenue	34	36	36	44	40	38	39	(20)	34	38	34	41
Equity investment revenue	36	17	20	5	6	(146)	(17)	(223)	21	(5)	(23)	(21)
Other	9	13	5	6	5	13	9	15	6	8	5	28

Total fee and other revenue	739	716	711	736	777	651	761	558	943	923	856	900
Gains on the sales of securities	—	—	—	—	—	—	—	—	—	—	28	31

Total noninterest revenue (non-FTE)	$739	$716	$711	$736	$777	$651	$761	$558	$943	$923	$884	$931
FTE impact	8	8	9	9	10	10	11	9	10	12	9	12

Total noninterest revenue (FTE)	$747	$724	$720	$745	$787	$661	$772	$567	$953	$935	$893	$943

Fee revenue as a percentage of fee and net interest revenue (FTE)	85%	84%	84%	84%	85%	83%	84%	79%	86%	86%	84%	86%
Trust and investment fee revenue as a percentage of fee and net interest revenue (FTE)	64%	65%	64%	66%	67%	80%	68%	93%	70%	70%	69%	69%

Market value of assets under management at period end (in billions)	$511	$521	$540	$530	$520	$546	$547	$592	$610	$588	$562	$581
Market value of assets under administration or custody at period end (in billions)	$2,261	$2,257	$2,298	$2,267	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209	$2,276
S&P 500 Index at period end	1,499	1,455	1,437	1,320	1,160	1,224	1,041	1,148	1,147	990	815	880

(a)	In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

(b)	Amounts do no necessarily agree with those presented in Business Sectors which include revenue transferred between sectors under revenue transfer agreements.

Additionally, sector amounts are reported on a fully taxable equivalent basis.

Note: For analytical purposes, the term “fee revenue”, as utilized throughout this report, is defined as total noninterest revenue less gains on the sales of securities.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—12 Quarter Trend

OPERATING EXPENSE

(dollar amounts in millions)	2000 (a)				2001 (a)				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Staff Expense:
Compensation	$233	$234	$241	$241	$265	$264	$269	$311	$325	$322	$322	$350
Employee benefits	15	14	14	14	19	18	18	20	38	39	32	40
Incentive	87	79	83	92	84	84	76	113	113	97	86	101

Total staff expense	335	327	338	347	368	366	363	444	476	458	440	491
Professional, legal and other purchased services	59	62	69	63	75	78	80	114	83	94	105	107
Net occupancy expense	48	43	46	48	52	53	55	59	63	60	63	60
Equipment expense	33	32	32	37	38	35	40	44	56	53	51	62
Business development	33	34	30	32	30	28	27	32	32	34	32	33
Communications expense	17	17	15	15	22	26	24	23	28	30	25	27
Amortization of goodwill	17	16	17	17	18	18	18	19	—	—	—	—
Amortization of other intangible assets	2	1	2	2	2	1	2	2	3	4	3	5
Other expense	20	18	15	22	18	22	16	38	31	27	37	53

Total operating expense	$564	$550	$564	$583	$623	$627	$625	$775	$772	$760	$756	$838
Efficiency ratio (b)	64%	64%	65%	66%	67%	78%	68%	108%	70%	70%	74%	79%

(a)	In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

(b)	Operating expense, as a percentage of fee and net interest revenue, computed on a taxable equivalent basis, excluding the gains on the sales of securities.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—12 Quarter Trend

PROVISION AND RESERVES FOR CREDIT EXPOSURE

(dollar amounts in millions)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Provision for credit losses	$3	$9	$(8)	$4	$(15)	$1	$5	$5	$4	$160	$2	$6

Net credit (losses) recoveries (a):
Commercial and financial	(5)	(8)	(3)	(11)	(1)	(20)	(21)	(39)	(2)	(7)	(114)	1
Commercial real estate	5	—	—	—	—	—	—	—	—	—	(1)	1
Consumer credit	—	—	(1)	—	—	—	—	(1)	(1)	—	—	—

Total net credit losses	$—	$(8)	$(4)	$(11)	$(1)	$(20)	$(21)	$(40)	$(3)	$(7)	$(115)	$2

Annualized net credit losses to average loans	—	0.32%	0.14%	0.41%	0.06%	0.79%	0.89%	1.67%	0.15%	0.26%	4.64%	-0.08%
Reserve for loan losses (b)(c):	$270	$271	$255	$254	$219	$217	$187	$96	$106	$242	$127	$127
Reserve for unfunded commitments (b)(c)	21	20	24	18	37	19	33	42	32	51	52	52

Total reserve for credit exposure	$291	$291	$279	$272	$256	$236	$220	$138	$138	$293	$179	$179
Reserve for loan losses (b)(c):
As a percentage of total loans (c)	2.55%	2.58%	2.43%	2.49%	2.09%	2.28%	1.89%	1.12%	1.11%	2.47%	1.36%	1.51%
As a percentage of nonperforming loans (c)	199%	203%	195%	154%	117%	175%	153%	164%	143%	138%	188%	222%

(a)	Includes write-downs resulting from loan sales.
(b)	In the second quarter of 2002, the Corporation began to record the reserve for unfunded loan commitments as a liability. Previously, any such reserve was included in the reserve for loan losses.

A loss of $1 million was charged against the reserve for unfunded commitments in the third quarter of 2002 resulting from the sale of a loan commitment.

(c)	At period end.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—12 Quarter Trend

NONPERFORMING ASSETS

(dollar amounts in millions)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Nonperforming loans:
Commercial and financial	$120	$118	$121	$159	$183	$121	$121	$56	$69	$160	$55	$54
Consumer credit	14	11	7	5	2	2	1	2	2	4	5	3
Commercial real estate	1	4	3	1	1	1	1	1	3	11	7	—

Total nonperforming loans	135	133	131	165	186	124	123	59	74	175	67	57
Acquired property:
Real estate acquired	5	5	4	7	6	3	2	2	1	1	2	2
Reserve for real estate acquired	(1)	(1)	—	—	—	—	—	—	—	—	—	—

Net real estate acquired	4	4	4	7	6	3	2	2	1	1	2	2
Other assets acquired	2	2	—	—	—	1	1	1	—	—	—	—

Total acquired property	6	6	4	7	6	4	3	3	1	1	2	2

Total nonperforming assets	$141	$139	$135	$172	$192	$128	$126	$62	$75	$176	$69	$59

Nonperforming loans as a percentage of total loans	1.28%	1.27%	1.25%	1.61%	1.78%	1.30%	1.24%	0.69%	0.77%	1.78%	0.72%	0.68%
Nonperforming assets as a percentage of total loans and net acquired property	1.34%	1.33%	1.29%	1.68%	1.84%	1.34%	1.28%	0.72%	0.79%	1.79%	0.74%	0.70%
Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses	4.32%	4.21%	3.92%	4.97%	6.15%	4.24%	4.74%	2.30%	3.00%	7.55%	3.14%	2.66%

APPENDIX A

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Institutional Asset Mgmt			Mutual Funds			Private Wealth Mgmt			Asset Servicing
	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000
Trust fees	$561	$537	$510	$549	$538	$538	$305	$312	$313	$507	$439	$393
Other fee revenue	14	9	7	(5)	3	24	15	15	11	127	163	150
Net interest revenue (expense)	(29)	(13)	(3)	7	1	(8)	208	165	125	96	125	108

Total revenue	546	533	514	551	542	554	528	492	449	730	727	651
Credit quality expense	—	—	—	—	—	—	—	1	1	—	—	—
Operating expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	474	386	343	339	328	326	277	254	233	538	451	395

Total operating expense	474	386	343	339	328	326	277	254	233	538	451	395

Income from continuing operations before taxes (benefits)	72	147	171	212	214	228	251	237	215	192	276	256
Income taxes (benefits)	27	55	64	85	86	93	89	83	77	68	95	90

Income (loss) from continuing operations	45	92	107	127	128	135	162	154	138	124	181	166
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$45	$92	$107	$127	$128	$135	$162	$154	$138	$124	$181	$166

($ billions)
Average loans	$—	$—	$—	$—	$—	$—	$2.7	$2.3	$2.3	$—	$—	$—
Average assets (c)	$1.2	$0.9	$0.8	$0.7	$0.7	$0.7	$5.0	$4.8	$4.6	$4.4	$4.7	$4.6
Average deposits	$—	$—	$—	$—	$—	$—	$4.4	$4.2	$4.1	$3.4	$3.7	$3.5
Average common equity	$0.2	$0.2	$0.2	$0.4	$0.4	$0.3	$0.2	$0.2	$0.3	$0.5	$0.5	$0.4
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$332	$349	$322	$164	$152	$112	$44	$50	$56	$41	$41	$40
Market value of assets under administration or custody at period end (in billions)	$13	$6	$—	$—	$—	$—	$18	$21	$33	$2,129	$2,029	$2,202
Return on common equity	20%	41%	57%	31%	36%	42%	77%	69%	60%	27%	39%	40%
Pretax operating margin	13%	28%	33%	38%	39%	41%	48%	48%	48%	26%	38%	39%

(a)	Results for 2000 and 2001 exclude the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

APPENDIX A (continued)

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

	Human Resources Services			Treasury Services			Total Core Sectors			Other Activity			Consolidated Results
(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000
Trust fees	$1,059	$733	$470	$8	$7	$4	$2,989	$2,566	$2,228	$(1)	$(11)	$33	$2,988	$2,555	$2,261
Other fee revenue (b)	28	—	2	362	349	302	541	539	496	195	(303)	184	736	236	680
Net interest revenue (expense) (c)	(26)	(12)	(7)	471	394	369	727	660	584	(105)	(78)	(29)	622	582	555

Total revenue	1,061	721	465	841	750	675	4,257	3,765	3,308	89	(392)	188	4,346	3,373	3,496
Credit quality expense	—	—	—	6	2	9	6	3	10	166	(7)	(2)	172	(4)	8
Operating expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	1,004	669	440	475	441	402	3,107	2,529	2,139	19	48	55	3,126	2,577	2,194

Total operating expense	1,004	669	440	475	441	402	3,107	2,529	2,139	19	48	55	3,126	2,577	2,194

Income from continuing operations before taxes (benefits)	57	52	25	360	307	264	1,144	1,233	1,159	(96)	(433)	135	1,048	800	1,294
Income taxes (benefits) (d)	19	17	8	127	108	94	415	444	426	(34)	(146)	49	381	298	475

Income (loss) from continuing operations	38	35	17	233	199	170	729	789	733	(62)	(287)	86	667	502	819
Income from discontinued operations after-tax (e)	—	—	—	—	—	—	—	—	—	—	—	—	15	912	291

Net income (loss)	$38	$35	$17	$233	$199	$170	$729	$789	$733	$(62)	$(287)	$86	$682	$1,414	$1,110

($ billions)
Average loans	$—	$—	$—	$5.3	$5.6	$6.6	$8.0	$7.9	$8.9	$1.4	$1.9	$1.8	$9.4	$9.8	$10.7
Average assets (f)(g)	$1.9	$1.0	$0.7	$11.5	$10.1	$10.1	$24.7	$22.2	$21.5	$8.6	$10.6	$6.5	$33.7	$45.5	$46.7
Average deposits	$0.1	$0.1	$0.1	$9.8	$8.6	$7.3	$17.7	$16.6	$15.0	$1.3	$1.0	$1.4	$19.0	$17.6	$16.4
Average common equity	$0.3	$0.2	$0.1	$1.0	$0.8	$0.9	$2.6	$2.3	$2.2	$0.8	$1.4	$1.7	$3.4	$3.7	$3.9
Average Tier I preferred equity	$—	$—	$—	$0.2	$0.2	$0.3	$0.2	$0.2	$0.3	$0.8	$0.8	$0.7	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$581	$592	$530	$—	$—	$—	$581	$592	$530
Market value of assets under administration or custody at period end (in billions)	$116	$26	$32	$—	$—	$—	$2,276	$2,082	$2,267	$—	$—	$—	$2,276	$2,082	$2,267
Return on common equity (h)	14%	21%	19%	23%	24%	18%	28%	35%	34%	n/m	n/m	n/m	20%	13%	21%
Pretax operating margin (h)	5%	7%	5%	43%	41%	39%	27%	33%	35%	n/m	n/m	n/m	24%	24%	37%

(a)	Results for 2000 and 2001 exclude the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Consolidated results include FTE impact of $43 million, $40 million and $34 million for 2002, 2001 and 2000, respectively.
(c)	Consolidated results include FTE impact of $12 million, $8 million and $ 5 million for 2002, 2001 and 2000, respectively.
(d)	Consolidated results include FTE impact of $55 million, $48 million and $39 million for 2002, 2001 and 2000 respectively.
(e)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(f)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(g)	Consolidated average assets includes average assets of discontinued operations of $.4 billion, $12.7 billion and $18.7 billion for 2002, 2001 and 2000 respectively.
(h)	On a continuing operations basis.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

APPENDIX B

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

INSTITUTIONAL ASSET MANAGEMENT—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$131	$114	$124	$141	$124	$122	$129	$162	$150	$136	$129	$146
Other fee revenue	1	2	3	1	(1)	3	5	2	4	2	2	6
Net interest revenue (expense)	(2)	(1)	(1)	1	(1)	(1)	(6)	(5)	(7)	(7)	(8)	(7)

Total revenue	130	115	126	143	122	124	128	159	147	131	123	145
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	87	77	78	101	87	83	98	118	117	109	112	136

Total operating expense	87	77	78	101	87	83	98	118	117	109	112	136

Income from continuing operations before taxes (benefits)	43	38	48	42	35	41	30	41	30	22	11	9
Income taxes (benefits)	16	14	19	15	13	16	11	15	11	9	4	3

Income (loss) from continuing operations	27	24	29	27	22	25	19	26	19	13	7	6
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$27	$24	$29	$27	$22	$25	$19	$26	$19	$13	$7	$6

($ billions)
Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.8	$0.8	$0.8	$0.7	$0.7	$0.8	$1.0	$1.1	$1.2	$1.2	$1.3	$1.3
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$304	$316	$330	$322	$306	$318	$331	$349	$350	$334	$313	$332
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$6	$7	$7	$7	$13
Return on common equity	59%	51%	62%	54%	44%	48%	32%	43%	32%	24%	13%	11%
Pretax operating margin	33%	33%	38%	30%	29%	33%	24%	26%	20%	17%	9%	6%

(a)	Results for 2000 and 2001 exclude the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

APPENDIX B (continued)

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

MUTUAL FUNDS—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$134	$134	$138	$132	$128	$126	$140	$144	$142	$143	$135	$129
Other fee revenue	12	3	2	7	2	2	—	(1)	(1)	(1)	(2)	(1)
Net interest revenue (expense)	(3)	(2)	(1)	(2)	(1)	1	—	1	1	2	2	2

Total revenue	143	135	139	137	129	129	140	144	142	144	135	130
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	81	84	82	79	79	73	84	92	84	86	83	86

Total operating expense	81	84	82	79	79	73	84	92	84	86	83	86

Income from continuing operations before taxes (benefits)	62	51	57	58	50	56	56	52	58	58	52	44
Income taxes (benefits)	25	21	23	24	20	23	23	20	24	23	22	16

Income (loss) from continuing operations	37	30	34	34	30	33	33	32	34	35	30	28
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$37	$30	$34	$34	$30	$33	$33	$32	$34	$35	$30	$28

($ billions)
Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.7	$0.7	$0.7	$0.7	$0.7	$0.6	$0.6	$0.7	$0.7	$0.7	$0.7	$0.7
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.3	$0.3	$0.3	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$109	$106	$113	$112	$120	$133	$131	$152	$164	$164	$162	$164
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	48%	38%	41%	40%	36%	38%	36%	35%	36%	34%	29%	26%
Pretax operating margin	43%	38%	41%	42%	39%	43%	40%	36%	41%	40%	39%	34%

(a)	Results for 2000 and 2001 exclude the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses.

Prior period amounts have been reclassified. Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

APPENDIX B (continued)

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

PRIVATE WEALTH MANAGEMENT—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$74	$76	$78	$85	$81	$81	$80	$70	$80	$79	$75	$71
Other fee revenue	2	3	4	2	3	3	2	7	3	2	4	6
Net interest revenue (expense)	28	32	32	33	34	38	44	49	54	54	52	48

Total revenue	104	111	114	120	118	122	126	126	137	135	131	125
Credit quality expense	—	—	1	—	—	—	—	1	1	—	(1)	—
Operating expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	57	58	60	58	60	63	62	69	70	66	68	73

Total operating expense	57	58	60	58	60	63	62	69	70	66	68	73

Income from continuing operations before taxes (benefits)	47	53	53	62	58	59	64	56	66	69	64	52
Income taxes (benefits)	17	19	18	23	21	21	23	18	23	25	23	18

Income (loss) from continuing operations	30	34	35	39	37	38	41	38	43	44	41	34
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$30	$34	$35	$39	$37	$38	$41	$38	$43	$44	$41	$34

($ billions)
Average loans	$2.3	$2.2	$2.4	$2.4	$2.4	$2.3	$2.4	$2.4	$2.5	$2.7	$2.8	$2.7
Average assets (c)	$4.4	$4.6	$4.7	$4.8	$4.8	$4.7	$4.6	$5.2	$5.1	$5.0	$4.8	$5.0
Average deposits	$3.9	$4.1	$4.2	$4.2	$4.2	$4.0	$3.9	$4.6	$4.5	$4.4	$4.3	$4.5
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of total client assets at period end (in billions)	$97	$94	$93	$93	$84	$79	$71	$74	$74	$70	$64	$66
Return on common equity	57%	60%	57%	66%	66%	70%	73%	65%	84%	82%	78%	65%
Pretax operating margin	45%	47%	47%	51%	49%	49%	51%	44%	48%	51%	49%	41%

(a)	Results for 2000 and 2001 exclude the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

APPENDIX B (continued)

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

ASSET SERVICING—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$95	$101	$100	$97	$106	$115	$103	$115	$122	$134	$128	$123
Other fee revenue	45	37	34	34	44	42	38	39	30	34	37	26
Net interest revenue (expense)	22	26	29	31	31	28	31	35	28	24	23	21

Total revenue	162	164	163	162	181	185	172	189	180	192	188	170
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	93	95	102	105	108	110	108	125	128	134	138	138

Total operating expense	93	95	102	105	108	110	108	125	128	134	138	138

Income from continuing operations before taxes (benefits)	69	69	61	57	73	75	64	64	52	58	50	32
Income taxes (benefits)	24	24	22	20	25	27	22	21	19	20	18	11

Income (loss) from continuing operations	45	45	39	37	48	48	42	43	33	38	32	21
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$45	$45	$39	$37	$48	$48	$42	$43	$33	$38	$32	$21

($ billions)
Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$4.1	$4.7	$4.7	$4.8	$5.0	$4.4	$4.7	$4.6	$4.2	$4.4	$4.7	$4.5
Average deposits	$3.2	$3.5	$3.5	$3.7	$3.9	$3.3	$3.8	$3.7	$3.2	$3.4	$3.4	$3.4
Average common equity	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.5	$0.4	$0.5	$0.4	$0.5
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$41	$43	$40	$40	$44	$43	$39	$41	$45	$43	$44	$41
Market value of assets under administration or custody at period end (in billions)	$2,215	$2,213	$2,256	$2,202	$2,193	$2,243	$2,030	$2,029	$2,162	$2,066	$2,071	$2,129
Return on common equity	44%	43%	37%	35%	42%	42%	35%	36%	29%	33%	28%	18%
Pretax operating margin	42%	42%	37%	35%	40%	40%	37%	34%	29%	30%	26%	19%

(a)	Results for 2000 and 2001 exclude the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

APPENDIX B (continued)

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

HUMAN RESOURCES SERVICES—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$105	$119	$115	$131	$181	$193	$179	$180	$279	$275	$240	$265
Other fee revenue	1	1	—	—	(1)	—	(2)	3	1	4	17	6
Net interest revenue (expense)	(1)	(2)	(1)	(3)	(2)	(4)	(3)	(3)	(6)	(6)	(7)	(7)

Total revenue	105	118	114	128	178	189	174	180	274	273	250	264
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	107	108	106	119	160	169	165	175	252	256	246	250

Total operating expense	107	108	106	119	160	169	165	175	252	256	246	250

Income from continuing operations before taxes (benefits)	(2)	10	8	9	18	20	9	5	22	17	4	14
Income taxes (benefits)	(1)	4	2	3	6	7	3	1	8	6	1	4

Income (loss) from continuing operations	(1)	6	6	6	12	13	6	4	14	11	3	10
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$(1)	$6	$6	$6	$12	$13	$6	$4	$14	$11	$3	$10

($ billions)
Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.7	$0.7	$0.7	$0.7	$0.9	$0.9	$0.9	$1.2	$1.7	$1.7	$2.0	$2.0
Average deposits	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Average common equity	$0.1	$0.1	$0.1	$0.1	$0.2	$0.2	$0.2	$0.2	$0.3	$0.3	$0.3	$0.3
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$9	$9	$9	$32	$27	$28	$26	$26	$135	$121	$114	$116
Return on common equity	n/m	34%	26%	18%	29%	31%	15%	11%	21%	16%	4%	15%
Pretax operating margin	n/m	8%	7%	6%	10%	10%	5%	3%	8%	6%	2%	5%

(a)	Results for 2000 and 2001 exclude the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

APPENDIX B (continued)

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

TREASURY SERVICES—12 Quarter Trend

dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$1	$1	$1	$1	$1	$3	$1	$2	$2	$2	$2	$2
Other fee revenue	71	76	77	78	83	88	87	91	87	90	91	94
Net interest revenue (expense)	88	93	94	94	94	98	105	97	113	120	124	114

Total revenue	160	170	172	173	178	189	193	190	202	212	217	210
Credit quality expense	4	3	2	—	1	—	1	—	1	—	1	4
Operating expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	94	100	103	105	105	113	108	115	113	118	117	127

Total operating expense	94	100	103	105	105	113	108	115	113	118	117	127

Income from continuing operations before taxes (benefits)	62	67	67	68	72	76	84	75	88	94	99	79
Income taxes (benefits)	22	24	24	24	26	26	31	25	31	34	36	26

Income (loss) from continuing operations	40	43	43	44	46	50	53	50	57	60	63	53
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$40	$43	$43	$44	$46	$50	$53	$50	$57	$60	$63	$53

($ billions)
Average loans	$7.4	$6.5	$6.3	$6.0	$5.9	$5.7	$5.3	$5.4	$5.3	$5.5	$5.4	$5.1
Average assets (c)	$10.7	$10.2	$9.7	$9.7	$10.7	$9.9	$9.9	$10.0	$10.1	$9.6	$12.7	$13.5
Average deposits	$6.9	$7.4	$7.1	$7.9	$9.0	$8.3	$8.6	$8.7	$8.5	$8.0	$11.0	$11.8
Average common equity	$0.9	$0.9	$1.0	$0.9	$0.9	$0.9	$0.8	$0.8	$1.1	$1.0	$1.1	$0.9
Average Tier I preferred equity	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	18%	19%	18%	19%	20%	22%	28%	25%	21%	24%	24%	21%
Pretax operating margin	39%	40%	39%	39%	40%	41%	44%	39%	44%	45%	45%	37%

(a)	Results for 2000 and 2001 exclude the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

APPENDIX B (continued)

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

TOTAL CORE SECTORS—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$540	$545	$556	$587	$621	$640	$632	$673	$775	$769	$709	$736
Other fee revenue	132	122	120	122	130	138	130	141	124	131	149	137
Net interest revenue (expense)	132	146	152	154	155	160	171	174	183	187	186	171

Total revenue	804	813	828	863	906	938	933	988	1,082	1,087	1,044	1,044
Credit quality expense	4	3	3	—	1	—	1	1	2	—	—	4
Operating expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	519	522	531	567	599	611	625	694	764	769	764	810

Total operating expense	519	522	531	567	599	611	625	694	764	769	764	810

Income from continuing operations before taxes (benefits)	281	288	294	296	306	327	307	293	316	318	280	230
Income taxes (benefits)	103	106	108	109	111	120	113	100	116	117	104	78

Income (loss) from continuing operations	178	182	186	187	195	207	194	193	200	201	176	152
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$178	$182	$186	$187	$195	$207	$194	$193	$200	$201	$176	$152

($ billions)
Average loans	$9.7	$8.7	$8.7	$8.4	$8.3	$8.0	$7.7	$7.8	$7.8	$8.2	$8.2	$7.8
Average assets (c)	$21.4	$21.7	$21.3	$21.4	$22.8	$21.3	$21.7	$22.8	$23.0	$22.6	$26.2	$27.0
Average deposits	$14.2	$15.1	$14.9	$15.9	$17.2	$15.7	$16.4	$17.1	$16.3	$15.9	$18.8	$19.8
Average common equity	$2.1	$2.1	$2.2	$2.2	$2.3	$2.3	$2.2	$2.3	$2.6	$2.6	$2.6	$2.5
Average Tier I preferred equity	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Market value of assets under management at period end (in billions)	$511	$521	$540	$530	$520	$546	$547	$592	$610	$588	$562	$581
Market value of assets under administration or custody at period end (in billions)	$2,261	$2,257	$2,298	$2,267	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209	$2,276
Return on common equity	34%	34%	33%	33%	34%	36%	35%	34%	31%	31%	27%	24%
Pretax operating margin	35%	35%	36%	34%	34%	35%	33%	30%	29%	29%	27%	22%

(a)	Results for 2000 and 2001 exclude the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

APPENDIX B (continued)

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

OTHER ACTIVITY—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$24	$12	$(1)	$(2)	$(3)	$(2)	$(3)	$(3)	$—	$(1)	$1	$(1)
Other fee revenue	52	46	47	39	40	(114)	15	(244)	54	36	34	71
Net interest revenue (expense)	1	(8)	(10)	(12)	(13)	(22)	(23)	(20)	(25)	(31)	(27)	(22)

Total revenue	77	50	36	25	24	(138)	(11)	(267)	29	4	8	48
Credit quality expense	(1)	6	(11)	4	(16)	1	4	4	2	160	2	2
Operating expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	28	12	16	(1)	6	(2)	(18)	62	8	(9)	(8)	28

Total operating expense	28	12	16	(1)	6	(2)	(18)	62	8	(9)	(8)	28

Income from continuing operations before taxes (benefits)	50	32	31	22	34	(137)	3	(333)	19	(147)	14	18
Income taxes (benefits)	18	12	11	8	13	(48)	1	(112)	8	(52)	4	6

Income (loss) from continuing operations	32	20	20	14	21	(89)	2	(221)	11	(95)	10	12
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$32	$20	$20	$14	$21	$(89)	$2	$(221)	$11	$(95)	$10	$12

($ billions)
Average loans	$1.8	$1.8	$1.7	$1.9	$2.0	$2.1	$1.9	$1.6	$1.3	$1.5	$1.6	$1.4
Average assets (c)	$6.4	$6.3	$6.3	$7.2	$8.2	$9.4	$12.8	$12.0	$9.0	$10.3	$8.0	$7.2
Average deposits	$1.7	$1.3	$1.3	$1.3	$1.1	$1.0	$0.9	$0.8	$1.2	$2.0	$1.1	$0.9
Average common equity	$1.8	$1.7	$1.7	$1.8	$1.7	$1.4	$1.2	$1.5	$0.9	$0.8	$0.7	$0.8
Average Tier I preferred equity	$0.7	$0.7	$0.7	$0.7	$0.7	$0.7	$0.8	$0.8	$0.8	$0.8	$0.8	$0.8
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	Results for 2000 and 2001 exclude the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

APPENDIX B (continued)

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

CONSOLIDATED RESULTS—12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Trust fees	$564	$557	$555	$585	$618	$638	$629	$670	$775	$768	$710	$735
Other fee revenue	184	168	167	161	170	24	145	(103)	178	167	183	208
Net interest revenue (expense)	133	138	142	142	142	138	148	154	158	156	159	149

Total revenue	881	863	864	888	930	800	922	721	1,111	1,091	1,052	1,092
Credit quality expense	3	9	(8)	4	(15)	1	5	5	4	160	2	6
Operating expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	547	534	547	566	605	609	607	756	772	760	756	838

Total operating expense	547	534	547	566	605	609	607	756	772	760	756	838

Income from continuing operations before taxes (benefits)	331	320	325	318	340	190	310	(40)	335	171	294	248
Income taxes (benefits)	121	118	119	117	124	72	114	(12)	124	65	108	84

Income (loss) from continuing operations	210	202	206	201	216	118	196	(28)	211	106	186	164
Income (loss) from discontinued operations after-tax (b)	69	71	72	79	75	(39)	20	856	5	3	5	2

Net income (loss)	$279	$273	$278	$280	$291	$79	$216	$828	$216	$109	$191	$166

($ billions)
Average loans	$11.5	$10.5	$10.4	$10.3	$10.3	$10.1	$9.6	$9.4	$9.1	$9.7	$9.8	$9.2
Average assets (c)(d)	$47.2	$46.9	$46.1	$46.7	$48.2	$45.8	$45.5	$42.5	$33.0	$33.4	$34.2	$34.2
Average deposits	$15.9	$16.4	$16.2	$17.2	$18.3	$16.7	$17.3	$17.9	$17.5	$17.9	$19.9	$20.7
Average common equity	$3.9	$3.8	$3.9	$4.0	$4.0	$3.7	$3.4	$3.8	$3.5	$3.4	$3.3	$3.3
Average Tier I preferred equity	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$511	$521	$540	$530	$520	$546	$547	$592	$610	$588	$562	$581
Market value of assets under administration or custody at period end (in billions)	$2,261	$2,257	$2,298	$2,267	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209	$2,276
Return on common equity (e)	22%	22%	21%	20%	22%	13%	23%	n/m	25%	13%	23%	19%
Pretax operating margin (e)	38%	37%	38%	36%	37%	24%	34%	n/m	30%	16%	28%	23%

(a)	Results for 2000 and 2001 exclude the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Income from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	Consolidated average assets includes average assets of discontinued operations of $1.0 billion, $.5 billion, $— billion and $— billion for the first, second, third and fourth quarter, respectively, of 2002; $17.2 billion, $15.1 billion, $11.0 billion and $7.7 billion for the first, second, third and fourth quarter, respectively, of 2001; and $19.4 billion, $18.9 billion, $18.5 billion and $18.1 billion for the first, second, third and fourth quarter, respectively, of 2000.
(e)	On a continuing operations basis.

n/m—not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.